VECTRUS Investor Presentation JUNE 12, 2019

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2019 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, DILUTED EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2019 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE (INCLUDING 2020 REVENUE) AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST-PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS, INCLUDING PROTESTS OF THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2018 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

INVESTMENT HIGHLIGHTS History Global DoD support services provider with 70+ year legacy Performance Building on history of proven performance to diversify contract and client mix Transformation Transforming into higher value innovator in emerging $140B converged infrastructure market Proof of Success LOGCAP V* seat solidifies revenue path Solid Trajectory On track for 2019 guidance, positioned to achieve double-digit revenue growth in 2020 Growth and Profitability Expansion Driving toward 5-year goal of $2.5B in revenue and 7% EBITDA margin * Currently under protest with GAO Page 3

NEW COMPANY, PROUD HISTORY 4-year old public company with a 70+ year legacy Leading operator of facilities, supply chains and IT networks for the U.S. military and intelligence community $1.3B 2018 revenue 22 countries 129 locations >35% veteran 6,700 employees workforce, perennial military-friendly employer award Core competency in global and austere environments recipient – Engineering and Digital Technology – Facilities and Base Operations – Information Technology and Mission Support – Strategic Programs Support Denotes Vectrus employee – Supply Chain and Logistics Services locations supporting client requirements Page 4

TRANSFORMATION CREATING MOMENTUM Broadened capabilities through investments Raised – SENTEL competitiveness and acquisition new business win Established targeted rate – Operational growth campaigns technologies Diversifying Improved customer customer mix value proposition and refined service Rebuilt management delivery team and bench strength talent Revenue Client Mix EBITDA Margin Net Income & Cash 4.5% $36 150% $1,300 $1,279 100% 4.1% $34 4.0% 80% 110% $1,250 Other $32 3.4% 60% 3.5% Navy $30 $1,200 $1,172 70% 40% Air Force 3.0% $28 $1,150 20% Army $26 30% $1,100 0% 2.5% $M 2014 2018 $M 2014 2018 2014 2018 2014 2018 Net Income 5-Yr % Conversion Vectrus is becoming a higher-value, differentiated innovator leading the emerging converged infrastructure market Page 5

EVOLVING ADDRESSABLE MARKET

- ~234 active major military installations



TAM: $140 Billion(1)
Adjacent Federal: $49.5B
Core Federal: $36.5B
International Other: $60.3B

- Aligned to strong and enduring funding sources



Traditional Market
Disparate Contracting
Operations and Maintenance
Facilities
Logistics
IT Services
CORE SERVICES
Traditional market is ***radically*** changing as clients shift contract types and insert technology
Technology insertion enabling growth, margin expansion
Converged Market
Operational Technology Services
Logistics
Facilities
IT Services
Vectrus Differentiation

(1) Source: Slalom Consulting, LLC market assessment

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VECTRUS TRUE TO YOUR MISSION

WHY WE WIN Expertise in austere Decades-long client relationships environments around the globe Geographic diversity of Diversity of capabilities across presence in 22 countries operating environments Proven to perform against Global talent committed to client complex requirements success Cost structure delivers value Investing in innovative solutions to clients to drive cost savings and increase safety Reputation – Performance – Reach – Innovation – Flexibility Compete effectively and win, irrespective of competitor size Page 7

GROWTH STRATEGY Enhance Program Execution Expand Technology And Expand The Base Capabilities Diversify Customer Mix Infuse Technology Into Enhance Expand Existing Programs Foundation Portfolio Innovate and lead in the converged infrastructure market Organic Growth Add More Value Inorganic Growth • Expand Contract Scope: Expand services, • Targets Provide insert and layer in technology ‒ Client access or capabilities ‒ Operational technologies • Win Re-competes: Tailor programs and ‒ Solutions solutions to customer needs / Exceed Expand Service Offerings • SENTEL – gained Intelligence Community, expectations on existing customer missions Optimize Business Model Federal Civilian clients, expanded • Win New Contracts: Deliberate growth geographic footprint campaigns to gain share within service • Mission IT: Key contracts enhancing branches / Enhance competitive capabilities in cyber operations and advantages and bidding practices software/ technology deployment Drive toward 5-year goal of $2.5 billion in revenue and 7% EBITDA margin Page 8

ORGANIC GROWTH - LOGCAP V

OVERVIEW

LOGCAP V, $82 BILLION, 10 YEAR CONTRACT, FOUR COMPETITORS –

- LOGCAP V task awards; $1.4 Billion, ~40% of awarded value
- Double digit revenue growth expected in 2020 (given normal protest cycles)

CENTCOM & INDOPACOM GIVE VECTRUS A PRESENCE IN ALL 24 TIME ZONES

- CENTCOM and INDOPACOM commands encompass 64% of earth's surface
- Complexities demand the flexibility, reliability and experience Vectrus can bring


CENTCOM

OPPORTUNITY

CENTCOM –

- Strengthens incumbency
- Retains work associated with K-BOSSS
- Expands Iraq footprint

INDOPACOM –

- Provides 10-year platform for growth and client intimacy

PROVIDES ACCESS TO ALL "NON-URGENT AND COMPELLING" OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS


INDOPACOM

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VECTRUS
TRUE TO YOUR MISSION

ORGANIC GROWTH - CASE STUDIES

Expanding Scope

Leveraging global footprint and client base for growth:

- **Kuwait** – Won $108M 5-year Army contract (new)
- **Europe** – Won $43M 5-year Army contract (new)
- **Europe** – Expanded scope on an existing VEC contract, which resulted in $10M of additional **value**
- **Technology**– Leveraged facilities footprint in Qatar to bid and win Integrated Electronic Surveillance System contract
- **Technology** – Created and implemented new water management SCADA software for use on a current Vectrus contract

Growth Campaigns (Air Force Example)

Deliberate, campaign based, approach to organic growth in targeted clients:

- Air Force rev. up ~50% year-over-year in 2018
- Currently largest full and open category Base Operations Support (BOS) provider to AETC
  - Won $278M Maxwell re-compete
  - Won Keesler and Sheppard from established incumbents, $181M in total
- Major holder of Air Force OCONUS BOS contracts
  - Won $411M Thule Greenland contract
  - Consistently winning task orders on the Air Force Contractor Augmentation Program (AFCAP)

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VECTRUS
TRUE TO YOUR MISSION

ORGANIC GROWTH - CASE STUDIES Operational Technology Partnerships Solutions Introducing differentiated solutions teaming for opportunities across the focused on lowering cost and enhancing federal market place: performance: • Won $32M Readiness Support Subcontract in • Automated control of the workorder management Europe process at our new Operations Center in the middle • Won Intelligence Mission Support Subcontract east – is operating at scale • Won $488M Air Force Range Support • Won first commercial contract for converged Subcontract solutions (thermo coating and solar lighting) • Won Communications and IT Support • Creating “as a service” or “white labeled” converged Subcontract in EUCOM / AFRICOM infrastructure capabilities • Introduced Argus, which produces aggregated sensor, video, and map data on a single screen • Partnering to install an energy sustainability platform at an important military base Page 11

ORGANIC GROWTH - BACKLOG(1) $B $4.9 $3.3 $3.3 $3.4 $3.0 $3.0 Robust Pipeline $M $9,000 $1,400 $8,000 $1,000 $7,000 $1,500 $1,000 $6,000 $7,700 $7,000 $5,000 $6,000 $6,000 $4,000 Year Ending December Year Ending December Year Ending December Year Ending December 31, 2015 31, 2016 31, 2017 31, 2018 Plan to Submit Submitted (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. (2) Proforma backlog includes protested and subsequent awards. Page 12

PERFORMANCE, EXECUTION, PROFITABILITY

5-Year EBITDA Margin Objective


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.1%
0.8%
0.8%
5.7%
1.3%
7.0%
2018
Volume & Contract Mix
Enterprise Vectrus
Base VEC
Solutions & Client Mix
VEC Goal

Strategic Execution

GROWTH – BUILD ON MOMENTUM

- Retain re-compete programs
- Portfolio diversification and solutions
- Progress international sales campaign
- LOGCAP V – Leverage new geographic position
- Enhance M&A focus given revenue certainty and strong balance sheet

ENTERPRISE VECTRUS

ENHANCE PROGRAM & BUSINESS PERFORMANCE

- Improve performance on new business phase-in's
- Harden delivery excellence methods and tools
- Establish Supply Chain as a core competency
- Quicken pace of technology insertion
- Modernize operating platform
- Evolving the Vectrus global talent chain

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VECTRUS
TRUE TO YOUR MISSION

DRIVING TO 5-YEAR MARGIN GOAL Volume and Contract Mix Enterprise Vectrus Solutions and Client Mix Actions: Actions: Actions: • Growth to Create Scale • Enhance Program • Diversify Client Base Performance • Cost-Plus vs Fixed-Priced • Expand Intelligence • Leverage Supply Chain Footprint • Enhance support function • Insert Solutions and transactional efficiency 2% 5% 5% 23% 14% 21% 2016 77% Q1’19 70% Progress 84% Firm-Fixed-Price Cost-Plus 2019 Mid Q1’19 2019 Mid Army Air Force Navy Other Key Strategy Levers to Drive Achievement of 7% Adjusted EBITDA Margin Goal Page 14

Q1 2019 FINANCIAL RESULTS 1 1 (1) See appendix for reconciliation of non-GAAP measures Page 15

2019 GUIDANCE2 2019 guidance assumptions: • EPS and margins expected to build sequentially throughout the year • EPS weighting is expected to be approx. 40% in H1’19 and 60% in H2’19 • Operational capital expenditures approximately $8.5 million • Depreciation and amortization approximately $4.1 million • Mandatory debt payments $4.5 million • Interest expense approximately $4.7 million • Estimated tax rate of 21% • Diluted EPS assumes 11.5 million weighted average diluted shares outstanding at December 31, 2019 (1) See appendix for reconciliation of non-GAAP measures (2) As of May 7, 2019. Should not be interpreted as an update or reaffirmation of guidance as of a later date. Page 16

INVESTMENT HIGHLIGHTS History Global DoD support services provider with 70+ year legacy Performance Building on history of proven performance to diversify contract and client mix Transformation Transforming into higher value innovator in emerging $140B converged infrastructure market Proof of Success LOGCAP V* seat solidifies revenue path Solid Trajectory On track for 2019 guidance, positioned to achieve double-digit revenue growth in 2020 Growth and Profitability Expansion Driving toward 5-year goal of $2.5B in revenue and 7% EBITDA margin * Currently under protest with GAO Page 17

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA % to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA %, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "EBITDA %" is defined as EBITDA divided by Page 19

VECTRUS Investor Presentation JUNE 12, 2019